SCUDDER VARIABLE LIFE INVESTMENT FUND
                           Growth and Income Portfolio
                                 Bond Portfolio
                Supplement to Statement of Additional Information
                                Dated May 1, 1996


The following sentence is inserted before the second sentence of the sixth full paragraph on page 2 and before the third sentence of the fourth full paragraph on page 5:

     The Portfolio may purchase securities of real estate investment trusts ("REITs") and certain mortgage-backed securities.

The following paragraph is inserted before "Mortgage-Backed Securities and Mortgage Pass-Through Securities" on page 16:

     Real Estate Investment Trusts. The Growth and Income Portfolio and the Bond Portfolio may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a Portfolio to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Portfolio's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

         Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

The following sentence is submitted for the first sentence of the last paragraph on page 16:

     The Growth and Income Portfolio, the Bond Portfolio and the Balanced Portfolio may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others.







March 31, 1997